UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 25, 2026, Spark I Acquisition Corp. (the “Company”) held its Annual Meeting. As of the record date of February 5, 2026, there were 6,236,173 shares of Class A Ordinary Shares and 2,422,078 shares of Class B ordinary shares outstanding and entitled to vote at the Annual Meeting (altogether, “Ordinary Shares”). At the Annual Meeting, 7,461,944 shares of Ordinary Shares were represented in person or by proxy, constituting a quorum.

The following proposals were submitted to stockholders at the Annual Meeting:

Proposal 1: Election of Directors

Stockholders elected Kurtis Jang, Shin-Bae Kim, and Ho Min (Jimmy) Kim as Class II directors, each to serve until the Company’s 2028 Annual Meeting and until their respective successors are duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Kurtis Jang	1,972,078	0	0	0
Shin-Bae Kim	1,972,078	0	0	0
Ho Min (Jimmy) Kim	1,972,078	0	0	0

Each director nominee received 100% of the votes cast and was duly elected.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,461,944	0	0	0

The proposal received 100% of the votes cast and was duly approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORP.

Date: February 27, 2026

By:	/s/ James Rhee
Name:	James Rhee
Title:	Chief Executive Officer